UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

Moore Wallace Incorporated

(Exact name of registrant as specified in its charter)

Canada	1-8014	98-0154502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Vipond Drive Mississauga, Ontario, Canada	L5T 2X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 362-3100

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On February 19, 2004, Moore Wallace Incorporated (the “Company”) entered into a First Amendment to Combination Agreement (the “Combination Agreement Amendment”) with R.R. Donnelley & Sons Company (“Parent”), to amend the Combination Agreement, dated November 8, 2003, between the Company and Parent.

The foregoing description of the Combination Agreement Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated by reference herein.

Item 7(c).	Exhibits.

Exhibit	Description

2.1	First Amendment to Combination Agreement, dated February 19, 2004, between R.R. Donnelley & Sons Company and Moore Wallace Incorporated

Item 9.	Regulation FD Disclosure.

On February 19, 2004, the Company and Parent issued the following press release:

RR DONNELLEY AND MOORE WALLACE CONFIRM

SPECIAL MEETINGS WILL BE HELD FEBRUARY 23, 2004

CLOSING OF COMBINATION EXPECTED FEBRUARY 27, 2004

COMBINATION AGREEMENT AMENDED TO PROVIDE FOR

PRE-CLOSING DELIVERY OF AUDITED FINANCIAL STATEMENTS

CHICAGO, TORONTO AND NEW YORK – February 19, 2004 – RR Donnelley (NYSE:DNY) and Moore Wallace Incorporated (NYSE: MWI) (TSX: MWI) announced today that they have amended the Combination Agreement relating to the planned combination of the two companies. The amendment provides that neither RR Donnelley nor Moore Wallace is required to complete the combination until it has been furnished with the other party’s 2003 audited financial statements. Moore Wallace anticipates that the audit of its 2003 financial statements will be completed by February 27, 2004, and RR Donnelley anticipates that the audit of its 2003 financial statements will be completed by February 23, 2004.

As previously disclosed, Moore Wallace has kept RR Donnelley informed on a regular basis regarding the anonymous letter received by Moore Wallace in late

December 2003, the memorandum discussed in Moore Wallace’s February 9th press release, and the status of the inquiries related to such matters. In addition, representatives of PriceWaterhouseCoopers LLP, and of Moore Wallace, its Audit Committee, outside counsel and independent accountants reported to, and responded to questions from, the RR Donnelley Board of Directors regarding these recent events. As announced by Moore Wallace on February 17th, PriceWaterhouseCoopers completed an independent investigation of the allegations of misconduct contained in the anonymous letter and found no support for such allegations.

RR Donnelley and Moore Wallace are looking forward to completing their combination, subject to the above conditions and the other conditions contained in the Combination Agreement. The special meetings of Moore Wallace and RR Donnelley will be held on February 23, 2004, and a final order approving the plan of arrangement from the Ontario Superior Court of Justice is anticipated, following a hearing scheduled for February 25, 2004.

About RR Donnelley

RR Donnelley (www.rrdonnelley.com) prepares, produces and delivers integrated communications across multiple channels for content owners, such as publishers, merchandisers, and telecommunications companies as well as capital markets and diversified financial services companies. As a single source supplying services up and down the communications value chain, the company excels in digital photography, content management, printing, online services, and print and package logistics. With these integrated services, RR Donnelley provides effective solutions for its customers’ targeted communications and delivery needs. Headquartered in Chicago, IL, RR Donnelley serves a global customer market and has 30,000 employees in more than 200 locations in North America, South America, Europe and the Asia/Pacific Basin.

About Moore Wallace

Moore Wallace (www.moorewallace.com) is a leading single-source provider of print management and outsourced communications, delivering to its customers one of the widest array of products and services at one of the lowest total costs. The company operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial Print.

The Forms and Labels business designs, manufactures and sells paper-based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high-quality, high-volume variably imaged print and mail, electronic statement and database management services. The Commercial Print business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services.

Use of Forward-Looking Statements

Except for historical information, this news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this press release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.

Readers are strongly encouraged to read the full cautionary statements described in the companies’ filings with the U.S. Securities and Exchange Commission (SEC) and Canadian securities regulatory authorities, as applicable, including the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. RR Donnelley and Moore Wallace disclaim any obligation to update or revise any forward-looking statements.

Factors relating to the completion of the transaction and the integration of the businesses that could cause material differences in the expected results of the combined company include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the ability to eliminate duplicative overhead without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the transaction, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of the combined company to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw materials and fuel price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which RR Donnelley and Moore Wallace operate, general economic and other factors beyond the combined company’s control, and other risks and uncertainties described from time to time in RR Donnelley’s and Moore Wallace’s periodic filings with United States and Canadian securities regulatory authorities, as applicable.

Additional Information

On November 8, 2003, R.R. Donnelley & Sons Company (“RR Donnelley”) and Moore Wallace Incorporated (“Moore Wallace”) entered into a definitive agreement to combine the two companies. This communication is not a solicitation of a proxy from any securityholder of Moore Wallace or RR Donnelley. Moore Wallace and RR Donnelley have filed a Joint Management Information Circular and Proxy Statement regarding the proposed transaction with the U.S. Securities and Exchange Commission (SEC), and Moore Wallace has filed the Joint Management Information Circular and Proxy Statement with the Canadian Securities regulatory authorities. WE URGE INVESTORS IN RR DONNELLEY AND MOORE

WALLACE TO CAREFULLY READ THE JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT RR DONNELLEY, MOORE WALLACE AND THE PROPOSED TRANSACTION.

Investors and securityholders may obtain the Joint Management Information Circular and Proxy Statement and any other relevant documents filed by RR Donnelley and Moore Wallace free of charge at the SEC’s website, www.sec.gov, and at the website of the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and securityholders may obtain free copies of the Joint Management Information Circular and Proxy Statement filed with the SEC by RR Donnelley by contacting RR Donnelley Investor Relations, 77 West Wacker Drive, Chicago, IL 60601,Tel. (312) 326-8926. Investors and securityholders may obtain free copies of the Joint Management Information Circular and Proxy Statement filed with the SEC and SEDAR by Moore Wallace by contacting Moore Wallace Investor Relations, One Canterbury Green, Stamford, CT 06901,Tel. (203) 406-3749.

RR Donnelley, Moore Wallace and their executive officers and directors may be deemed to be participants in the solicitation of proxies from RR Donnelley stockholders and Moore Wallace securityholders in favor of the proposed transaction. Information regarding the security ownership and other interests of RR Donnelley’s and Moore Wallace’s executive officers and directors is included in the Joint Management Information Circular and Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOORE WALLACE INCORPORATED

Date: February 19, 2004
	By:	/S/ MARK A. ANGELSON

		Name:	Mark A. Angelson
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	First Amendment to Combination Agreement, dated February 19, 2004, between R.R. Donnelley & Sons Company and Moore Wallace Incorporated